Goodwill	12 Months Ended
Dec. 31, 2025
Changes in goodwill [abstract]
Goodwill
13. Goodwill
As of December 31, 2025 all goodwill relates to the Lamaque Complex ("Lamaque") CGU. Goodwill is tested for impairment annually on December 31 and when circumstances indicate that the carrying value may not be recoverable. Impairment is determined for goodwill by assessing the recoverable amount of the CGU. The recoverable amount of the Lamaque CGU is based on the net present value of future cash flows expected to be derived from the CGU. The recoverable amount used by the Company represents the CGU’s FVLCD, a Level 3 fair value measurement, as it was determined to be higher than value in use.
The significant assumptions used for determining the recoverable amount of goodwill in the Lamaque CGU are reflected in the table below. Cash flows were projected through to 2040. Changes in any of the assumptions or estimates used in determining the fair values could impact the recoverable amount of goodwill analysis.

	2025	2024

Gold price ($/oz)	$4,000 - $3,000	$2,600 - $2,100
Real discount rate	6.25% - 7.75%	5.75% - 7.25%

The estimated recoverable amount of the Lamaque CGU including goodwill exceeded its carrying amount as at December 31, 2025 by approximately $1,723.7 million to $1,769.6 million (December 31, 2024 by approximately $628.0 million to $673.6 million). Impairment would result from a decrease in the long-term gold price of $1,660 per ounce (December 31, 2024: $750 per ounce).